Exhibit 24

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or Director of Protective Life Corporation, a Delaware corporation (the “Corporation”), hereby constitutes and appoints John D. Johns, Deborah J. Long and Alfred F. Delchamps, III, and each of them, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in the undersigned’s name as an officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation (or amendments thereto) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the Corporation’s 401(k) and Stock Ownership Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2013.

/s/ John D. Johns
John D. Johns
Director, Chairman of the Board,
President and Chief Executive
Officer

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or Director of Protective Life Corporation, a Delaware corporation (the “Corporation”), hereby constitutes and appoints John D. Johns, Deborah J. Long and Alfred F. Delchamps, III, and each of them, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in the undersigned’s name as an officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation (or amendments thereto) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the Corporation’s 401(k) and Stock Ownership Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2013.

/s/ Richard J. Bielen
Richard J. Bielen
Vice Chairman and Chief
Financial Officer

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or Director of Protective Life Corporation, a Delaware corporation (the “Corporation”), hereby constitutes and appoints John D. Johns, Deborah J. Long and Alfred F. Delchamps, III, and each of them, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in the undersigned’s name as an officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation (or amendments thereto) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the Corporation’s 401(k) and Stock Ownership Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2013.

/s/ Steven G. Walker
Steven G. Walker
Senior Vice President, Controller,
Chief Accounting Officer and
Member of the Protective Life
Corporation Retirement Committee

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or Director of Protective Life Corporation, a Delaware corporation (the “Corporation”), hereby constitutes and appoints John D. Johns, Deborah J. Long and Alfred F. Delchamps, III, and each of them, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in the undersigned’s name as an officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation (or amendments thereto) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the Corporation’s 401(k) and Stock Ownership Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2013.

/s/ Robert O. Burton
Robert O. Burton
Director

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or Director of Protective Life Corporation, a Delaware corporation (the “Corporation”), hereby constitutes and appoints John D. Johns, Deborah J. Long and Alfred F. Delchamps, III, and each of them, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in the undersigned’s name as an officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation (or amendments thereto) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the Corporation’s 401(k) and Stock Ownership Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2013.

/s/ Elaine L. Chao
Elaine L. Chao
Director

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or Director of Protective Life Corporation, a Delaware corporation (the “Corporation”), hereby constitutes and appoints John D. Johns, Deborah J. Long and Alfred F. Delchamps, III, and each of them, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in the undersigned’s name as an officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation (or amendments thereto) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the Corporation’s 401(k) and Stock Ownership Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2013.

/s/ Thomas L. Hamby
Thomas L. Hamby
Director

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or Director of Protective Life Corporation, a Delaware corporation (the “Corporation”), hereby constitutes and appoints John D. Johns, Deborah J. Long and Alfred F. Delchamps, III, and each of them, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in the undersigned’s name as an officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation (or amendments thereto) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the Corporation’s 401(k) and Stock Ownership Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2013.

/s/ Vanessa Leonard
Vanessa Leonard
Director

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or Director of Protective Life Corporation, a Delaware corporation (the “Corporation”), hereby constitutes and appoints John D. Johns, Deborah J. Long and Alfred F. Delchamps, III, and each of them, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in the undersigned’s name as an officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation (or amendments thereto) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the Corporation’s 401(k) and Stock Ownership Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2013.

/s/ Charles D. McCrary
Charles D. McCrary
Director

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or Director of Protective Life Corporation, a Delaware corporation (the “Corporation”), hereby constitutes and appoints John D. Johns, Deborah J. Long and Alfred F. Delchamps, III, and each of them, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in the undersigned’s name as an officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation (or amendments thereto) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the Corporation’s 401(k) and Stock Ownership Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2013.

/s/ John J. McMahon, Jr.
John J. McMahon
Director

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or Director of Protective Life Corporation, a Delaware corporation (the “Corporation”), hereby constitutes and appoints John D. Johns, Deborah J. Long and Alfred F. Delchamps, III, and each of them, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in the undersigned’s name as an officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation (or amendments thereto) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the Corporation’s 401(k) and Stock Ownership Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2013.

/s/ Hans H. Miller
Hans H. Miller
Director

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or Director of Protective Life Corporation, a Delaware corporation (the “Corporation”), hereby constitutes and appoints John D. Johns, Deborah J. Long and Alfred F. Delchamps, III, and each of them, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in the undersigned’s name as an officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation (or amendments thereto) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the Corporation’s 401(k) and Stock Ownership Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2013.

/s/ Malcolm Portera
Malcolm Portera
Director

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or Director of Protective Life Corporation, a Delaware corporation (the “Corporation”), hereby constitutes and appoints John D. Johns, Deborah J. Long and Alfred F. Delchamps, III, and each of them, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in the undersigned’s name as an officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation (or amendments thereto) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the Corporation’s 401(k) and Stock Ownership Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2013.

/s/ C. Dowd Ritter
C. Dowd Ritter
Director

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or Director of Protective Life Corporation, a Delaware corporation (the “Corporation”), hereby constitutes and appoints John D. Johns, Deborah J. Long and Alfred F. Delchamps, III, and each of them, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in the undersigned’s name as an officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation (or amendments thereto) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the Corporation’s 401(k) and Stock Ownership Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2013.

/s/ Jesse J. Spikes
Jesse J. Spikes
Director

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or Director of Protective Life Corporation, a Delaware corporation (the “Corporation”), hereby constitutes and appoints John D. Johns, Deborah J. Long and Alfred F. Delchamps, III, and each of them, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in the undersigned’s name as an officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation (or amendments thereto) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the Corporation’s 401(k) and Stock Ownership Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2013.

/s/ William A. Terry
William A. Terry
Director

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or Director of Protective Life Corporation, a Delaware corporation (the “Corporation”), hereby constitutes and appoints John D. Johns, Deborah J. Long and Alfred F. Delchamps, III, and each of them, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in the undersigned’s name as an officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation (or amendments thereto) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the Corporation’s 401(k) and Stock Ownership Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2013.

/s/ W. Michael Warren, Jr.
W. Michael Warren
Director

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or Director of Protective Life Corporation, a Delaware corporation (the “Corporation”), hereby constitutes and appoints John D. Johns, Deborah J. Long and Alfred F. Delchamps, III, and each of them, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in the undersigned’s name as an officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation (or amendments thereto) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the Corporation’s 401(k) and Stock Ownership Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2013.

/s/ Vanessa Wilson
Vanessa Wilson
Director